UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2008

Brooke Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Kansas	001-31698	48-1009756
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(913) 661-0123

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 15, 2008, Brooke Corporation received a letter from Nasdaq requiring that the company take steps to increase its per share price. Nasdaq Rule 4450(e)(2) requires a minimum $1.00 per share bid price as measured by the bid and closing price over a specified period. Under Nasdaq Rule 4450(a)(5), the company has until January 12, 2009 to comply with minimum per share price requirement. The company issued a press release concerning the letter and these Nasdaq rules, furnished as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Corporation

July 21, 2008	By:	/s/ Carl Baranowski

Name: Carl Baranowski
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated July 21, 2008